                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   February 7, 2006
                                                        ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant specified in Charter)


   Delaware                          333-127333                   13-3416059
--------------------------------------------------------------------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


           250 Vesey Street
4 World Financial Center 28th Floor
          New York, New York                                          10080
--------------------------------------------------------------------------------
(Address of principal executive offices)                             Zip Code


          Registrant's telephone, including area code:  (212) 449-0357


                                   No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events


             Filing of Legality Opinion
             --------------------------


     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-HE1.

ITEM 9.01.       Financial Statements and Exhibits.
                 ----------------------------------

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  99.1   Legal Opinion

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:  /s/ Tom Saywell
                                              -----------------------
                                         Name:  Tom Saywell
                                         Title: Vice President


Date:  February 7, 2006

                               INDEX TO EXHIBITS


Exhibit No.        Description                  Page
-----------        -----------                  ----

99.1               Legal Opinion